UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021

VPC IMPACT ACQUISITION HOLDINGS III, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40161	86-1481509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victory Park Capital Advisors, LLC

150 North Riverside Plaza, Suite 5200

Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 701-1777

Not Applicable

(Former name or former address, if changed since last report)

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fourth of one redeemable warrant	VPCC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	VPCC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VPCC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2021, VPC Impact Acquisition Holdings III, Inc. (“VPCC”) provided written notice to The New York Stock Exchange (the “NYSE”) of its intention to voluntarily withdraw the listing of its common stock, warrants and units from NYSE and list its common stock and warrants on The Nasdaq Global Market (“Nasdaq”) following, and subject to, the completion of its previously announced business combination (the “Business Combination”) with Dave Inc. (“Dave”) and related transactions. The withdrawal is expected to take effect after the NYSE closes on January 5, 2022, assuming closing of the Business Combination on such date. In connection with the Business Combination, VPCC will change its name to Dave Inc. Following the closing of the Business Combination, the common stock and warrants of Dave Inc. are expected to commence trading on Nasdaq on or about January 6, 2022 under the symbols “DAVE” and “DAVEW,” respectively.

Item 7.01	Regulation FD Disclosure.

Also on December 20, 2021, VPCC issued a press release regarding the change in the stock exchange listing of its common stock, warrants and units. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the Business Combination, VPCC filed a registration statement on Form S-4 and amendments thereto (the “Registration Statement”), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2021, along with a definitive proxy statement/prospectus filed by VPCC on December 13, 2021 with the SEC (the “Definitive Proxy Statement/Prospectus”). This document is not a substitute for, and should be read in conjunction with, the Definitive Proxy Statement/Prospectus that is both the proxy statement distributed to holders of VPCC’s common stock in connection with its solicitation of proxies for the vote by VPCC’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. This document does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DAVE, VPCC, THE BUSINESS COMBINATION AND RELATED MATTERS.

The Definitive Proxy Statement/Prospectus has been mailed to stockholders of VPCC as of November 12, 2021, the record date established for voting on the Business Combination. VPCC’s stockholders are also be able to obtain copies of the Definitive Proxy Statement/Prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from VPCC upon written request to VPCC by emailing vih3info@victoryparkcapital.com or by directing a request to VPCC’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or securityholder. However, VPCC, Dave, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from VPCC’s stockholders in connection with the Business Combination under the rules of the SEC. Information regarding VPCC directors and executive officers may be found in its registration statement on Form S-1, including amendments thereto, relating to its initial public offering, and other reports which are filed with the SEC. Additional information regarding the participants is also included in the Registration Statement that includes Definitive Proxy Statement/Prospectus. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, the date for the Special Meeting, the anticipated closing date of the Business Combination, the date of withdrawal from NYSE, the date of listing on Nasdaq and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VPCC’s reports filed with the SEC and those identified elsewhere in this Current Report on Form 8-K, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the Business Combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the Business Combination due to the failure to obtain approval of VPCC’s stockholders or Dave’s members, the failure to achieve the minimum amount of cash available following any redemptions by VPCC’s stockholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VPCC’s final prospectus dated March 4, 2021 relating to its initial public offering, the Definitive Proxy Statement/Prospectus, and other documents filed by VPCC from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about VPCC and Dave or the date of such information in the case of information from persons other than VPCC or Dave, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of December 20, 2021.

104	Cover Page Interactive Data File (embedded within the Inline SBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VPC IMPACT ACQUISITION HOLDINGS III, INC.

By:	/s/ Gordon Watson
Name:	Gordon Watson
Title:	Chief Executive Officer

Dated: December 20, 2021